Supplement dated December 23, 2009 to Statement of Additional Information

dated May 1, 2009 for

Strategic Variable Life® 1

Strategic Variable Life® Plus 1

Strategic Group Variable Universal Life® 1

Variable Universal Life III 1

VUL GuardSM 1, 2

Survivorship VUL GuardSM 1, 2

Variable Universal Life II 1, 2

Survivorship Variable Universal Life II 2, 3

Variable Universal Life 2, 3

Variable Life Select 2, 4

Variable Life Plus 2, 5

The text below is inserted under the heading “Company” located on page 2.

On November 2, 2009, Moody’s Investors Service, Inc. lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its domestic insurance subsidiaries to “Aa2” with a stable outlook from “Aa1.” The rating action concludes the review for possible downgrade which was initiated on May 26, 2009.

On August 26, 2009, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, lowered its counterparty credit and financial strength ratings on Massachusetts Mutual Life Insurance Company and its U.S. affiliates to “AA+” with a stable outlook from “AAA” and removed the ratings from CreditWatch, where they had been placed with negative implications on June 17, 2009.

There are no other changes being made at this time. Please retain this supplement for future reference.

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

[2]	This product is no longer available for sale.

[3]	Issued by MassMutual in California and New York and by C.M. Life Insurance Company in all other jurisdictions where available.

[4]	Issued by MassMutual in New York and Puerto Rico and by MML Bay State Life Insurance Company (“MML Bay State”) in all other jurisdictions.

[5]	Issued by MassMutual in New York and by MML Bay State in all other jurisdictions.

December 23, 2009